UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No.     )
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FedFirst Financial Corporation

(Name of Registrant as Specified In Its Charter)

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Donner at Sixth Street
Monessen, Pennsylvania 15062
(724) 684-6800

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. on Thursday, May 21, 2009

PLACE	Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania

ITEMS OF BUSINESS	(1) The election of one director of the Company for a term of three years;

(2) The ratification of the appointment of Beard Miller Company LLP as independent registered public accountants for the Company for the fiscal year ending December 31, 2009; and

(3) Such other matters as may properly come before the annual meeting or any postponements or adjournments of the annual meeting. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on March 24, 2009.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

Patrick G. O’Brien Corporate Secretary

April 8, 2009
NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

GENERAL INFORMATION
INFORMATION ABOUT VOTING
CORPORATE GOVERNANCE AND BOARD MATTERS
AUDIT RELATED MATTERS
STOCK OWNERSHIP
ITEMS TO BE VOTED ON BY STOCKHOLDERS
EXECUTIVE COMPENSATION
OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS
SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS
STOCKHOLDER COMMUNICATIONS
MISCELLANEOUS
FEDFIRST FINANCIAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
VOTE AUTHORIZATION FORM

FEDFIRST FINANCIAL CORPORATION

PROXY STATEMENT

GENERAL INFORMATION
     We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of FedFirst Financial Corporation to be used at the 2009 annual meeting of stockholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to FedFirst Financial Corporation as “FedFirst Financial,” the “Company,” “we,” “our” or “us.”
     FedFirst Financial is the holding company for First Federal Savings Bank. In this proxy statement, we may also refer to First Federal Savings Bank as “First Federal” or the “Bank.”
     We are holding the annual meeting at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, on May 21, 2009 at 10:00 a.m., local time.
     We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about April 8, 2009.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2009.
     The Proxy Statement and Annual Report to Stockholders are available electronically at www.cfpproxy.com/5812.
INFORMATION ABOUT VOTING
Who Can Vote at the Meeting
     You are entitled to vote the shares of FedFirst Financial common stock that you owned as of the close of business on March 24, 2009. As of the close of business on March 24, 2009, a total of 6,336,775 shares of FedFirst Financial common stock were outstanding, including 3,636,875 shares of common stock held by FedFirst Financial Mutual Holding Company. Each share of common stock has one vote.
     The Company’s Charter provides that, until April 6, 2010, record holders of the Company’s common stock, other than FedFirst Financial Mutual Holding Company, who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.
Ownership of Shares; Attending the Meeting
     You may own shares of FedFirst Financial in one of the following ways:
•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly in the First Federal Savings Bank Retirement Plan 401(k) Plan, the First Federal Savings Bank Employee Stock Ownership Plan, or the trust that holds restricted stock awards issued to directors and employees under our 2006 Equity Incentive Plan.
     If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.
     If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of FedFirst Financial common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.
Quorum and Vote Required
     Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.
     Votes Required for Proposals. At this year’s annual meeting, stockholders will elect one director to serve a term of three years. In voting on the election of directors, you may vote in favor of the nominee or withhold your vote. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.
     In voting on the ratification of the appointment of Beard Miller Company LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Beard Miller Company LLP as our independent registered public accounting firm for 2009, the affirmative vote of a majority of the votes cast at the annual meeting is required.
     Routine and Non-Routine Proposals. The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and voting instructions have not been received from the beneficial owner.
     How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum.

     In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.
     In counting votes on the proposal to ratify the selection of the independent registered public accountants, we will not count abstentions and broker non-votes as votes cast on the proposal. Therefore, abstentions and broker non-votes will have no impact on the outcome of the proposal.
Voting by Proxy
     The Board of Directors of FedFirst Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of FedFirst Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of FedFirst Financial common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” the nominee for director and “FOR” ratification of Beard Miller Company LLP as the independent registered public accounting firm.
     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your FedFirst Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.
     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.
Participants in the Bank’s ESOP or 401(k) Plan
     If you participate in the First Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the First Federal Savings Bank Retirement Plan (“401(k) Plan”), you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the FedFirst Financial Corporation Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan’s trustee is May 14, 2009.

CORPORATE GOVERNANCE AND BOARD MATTERS
Director Independence
     The Company’s Board of Directors consists of six members, all of whom are independent under the listing requirements of the NASDAQ Stock Market, except for Mr. Robinson, who is President and Chief Executive Officer of FedFirst Financial and First Federal, and Mr. Boyer, who is President of Exchange Underwriters, Inc., a subsidiary of First Federal. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans or lines of credit that the Bank has directly or indirectly made to Directors John G. Robinson and John J. LaCarte and the commercial services provided to First Federal by the business operated by Mr. LaCarte. The amounts paid by First Federal for such services are not material to either First Federal or the business of Mr. LaCarte.
Corporate Governance Policies
     The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.
Committees of the Board of Directors
     The following table identifies our standing committees and their members as of March 31, 2009. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. The charters of all three committees are available in the Investor Relations section of the Company’s website (www.firstfederal-savings.com).

Nominating/
Corporate
			Governance	Compensation
Director	Audit Committee		Committee	Committee

Richard B. Boyer	—		—	—
Joseph U. Frye	X		X	X
John M. Kish	X		X	X *
John J. LaCarte	X		X *	X
John G. Robinson	—		—	—
David L. Wohleber	X	*	X	X

Number of Meetings in 2008	5		3	4

*	Chairman

Audit Committee
     The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that John J. LaCarte and David L. Wohleber are “audit committee financial experts” as such term is defined by the rules and regulations of the Securities and Exchange Commission.
Compensation Committee
     The Compensation Committee is responsible for all matters regarding FedFirst Financial’s and First Federal’s employee compensation and benefit programs. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation, including base salary, annual incentive compensation, long-term incentives/equity compensation, and benefits and other perquisites. The Compensation Committee also reviews the recommendations of the Chief Executive Officer in determining the compensation of other executive officers. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.
Nominating/Corporate Governance Committee
     The Nominating/Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to FedFirst Financial and monitoring compliance with these policies and guidelines. In addition, the Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It recommends director candidates for each committee for appointment by the Board.
     Minimum Qualifications. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.
     The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating/Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.
     In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.
     Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

     For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of First Federal’s local communities. The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm in identifying nominees.
     In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.
     Consideration of Recommendations by Stockholders. It is the policy of the Nominating/Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.
     Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:
1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.
     In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Directors’ Compensation
     The following table sets forth the compensation received by non-employee directors for their service on our Board of Directors during 2008.

	Fees Earned
	or Paid	Stock	Option
Name	in Cash	Awards(1)	Awards(2)	Total

Joseph U. Frye	$21,600	$10,110	$7,900	$39,610
John M. Kish	21,600	10,110	7,900	39,610
John J. LaCarte	21,600	10,110	7,900	39,610
Jack M. McGinley	21,600	36,227	28,308	86,136
David L. Wohleber	21,600	6,517	5,392	33,509

(1)	These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with Statement of Financial Accounting (“SFAS”) 123(R) on outstanding restricted stock awards for each director. For Messrs. Frye, Kish, LaCarte and McGinley the amounts were calculated based upon the Company’s stock price of $10.11 on August 8, 2006, the date of grant. For Mr. Wohleber the amounts were calculated based upon the Company’s stock price on the date of grant as follows: July 24, 2007; $9.00 and August 8, 2008; $6.70. On August 8, 2008, Mr. Wohleber was granted 2,000 restricted stock awards which vest over five years commencing on August 8, 2009. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. The aggregate number of unvested shares of restricted stock held in trust for each of Messrs. Frye, Kish, and LaCarte at December 31, 2008 was 3,000 shares. The aggregate number of unvested shares of restricted stock held in trust for Mr. Wohleber at December 31, 2008 was 4,400 shares. All of Mr. McGinley’s shares vested upon his death.

(2)	These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) for outstanding stock option awards for each of the non-employee directors. For Messrs. Frye, Kish, LaCarte and McGinley the grant date fair value of all options was $3.16. For Mr. Wohleber the grant date fair value of the options granted on July 24, 2007 was $2.80 and the fair value of the options granted on August 8, 2008, which vest over five years was $2.86. The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards. For information on the assumptions used to compute the fair value, see Note 12 to the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The actual value, if any, realized by a director from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, there is no assurance that the value realized by a director will be at or near the value estimated above. At December 31, 2008, each non-employee director had 5,000 vested stock options and 7,500 unvested stock options, except for Mr. Wohleber, who had 1,500 vested stock options and 11,000 unvested stock options, and Mr. McGinley, who had all of his stock options vest upon his death.
     Cash Retainer and Meeting Fees for Non-Employee Directors. Each non-employee director of First Federal receives a monthly fee of $1,800. Directors do not receive any additional fees based upon committee membership or attendance at Board meetings. Neither FedFirst Financial nor FedFirst Financial MHC pays any fees to its directors.
     Director Fee Continuation Agreement. We entered into individual agreements with Joseph U. Frye, John J. LaCarte, and Jack M. McGinley that provide the directors with a payment upon retirement in exchange for the directors’ continued service to First Federal. Each participating director is entitled to a benefit equal to $100 for each full year of service (including any partial year that a director served in the year of retirement) payable to the director, or his beneficiary, in annual installments over a period of ten years. Payments under these agreements commence on the first day of the month following the date the director retires following his 65th birthday and completion of ten full years of service with First Federal. In the event a director dies while serving on the Board of Directors, First Federal will pay an annual benefit equal to $100 for each full year of service from the date of first service to the date of death. The death payment will be made either in a lump sum or in installments at the discretion of First Federal. As a result of his death, Mr. McGinley’s beneficiary received a benefit of $1,100. All payments under the agreements are subject to a vesting schedule of 10% for each full year of service with First Federal up to a maximum of 100%. The agreements terminate if a director voluntarily terminates service with First Federal prior to retirement or is terminated by First Federal without cause. The director, as severance, will then receive a sum equal to the accrued balance in his liability reserve account multiplied by his vested percentage. Severance payments under the agreements will be paid in ten annual installments.
     Director Split Dollar Arrangements. We entered into split dollar life insurance agreements with Joseph U. Frye, John J. LaCarte and Jack M. McGinley that provide for a cash payment in the event they die while in service with us. Under the terms of the agreements, we are the owners of and pay all the premiums on the life insurance policies under which the individuals are insured. These life insurance policies are single premium policies, the premium for which was paid in full in 1999 when the split dollar arrangements were entered into with the directors. Under the directors’ split-dollar arrangements, if a director is in service at the time of his death, his designated beneficiary is entitled to an amount equal to the lesser of $25,000, or the total insurance proceeds less the cash value of the policy. If a director is not in service at the time of his death, his designated beneficiary will receive a prorated benefit based on the director’s years of service with First Federal. The remainder of the death benefit under the agreements is owned by First Federal. Following Mr. McGinley’s death, his beneficiary received a benefit in the amount of $25,000.
     Director Emeritus Program. First Federal maintains a director emeritus program for retired directors. Currently, the only director emeritus is John M. McGinley, our former Chairman. Under the program, a participating director is eligible to receive such compensation and benefits, if any, as determined from time to time by the Board of Directors. A director emeritus shall be eligible to participate in any plan of the Bank, or any affiliate, that grants stock-based benefits to non-employee directors. Additionally, while serving as a director emeritus, any unvested or un-exercisable stock-based awards held by a director emeritus will continue to vest or become exercisable, subject to the terms and conditions of the grant or plan under which the awards were granted.
Board and Committee Meetings
     During the year ended December 31, 2008, the Board of Directors of the Company held six meetings and the Board of Directors of the Bank held 13 meetings. No director attended fewer than 75% of the total meetings of the Company’s Board of Directors.
Director Attendance at Annual Meeting of Stockholders
     The Board of Directors encourages directors to attend the annual meeting of stockholders. All of the directors of the Company attended the 2008 annual meeting of stockholders.
Code of Ethics and Business Conduct
     FedFirst Financial has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. A copy of the Code of Ethics and Business Conduct can be found in the Investor Relations section of the Company’s website (www.firstfederal-savings.com).
AUDIT RELATED MATTERS
Report of the Audit Committee
     The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s Consolidated Financial Statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America (“GAAP”). The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.
     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s Consolidated Financial Statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed pursuant to U.S. Auditing Standards No. 380 (The Auditor’s Communication With Those Charged With Governance), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
     In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.
     The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
     In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s Financial Statements are presented in accordance with GAAP, that the audit of the Company’s Consolidated Financial Statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent auditors are in fact “independent.”

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company’s independent auditors.
Audit Committee of the Board of Directors
of FedFirst Financial Corporation
David L. Wohleber (Chairman)
Joseph U. Frye
John M. Kish
John J. LaCarte
Audit Fees
     The following table sets forth the fees billed to the Company for the fiscal years ended December 31, 2008 and 2007 by its independent registered public accountants:

	2008	2007

Audit fees (1)	$81,750	$85,729
Audit related fees	—	—
Tax fees (2)	13,600	17,750
All other fees	—	—

(1)	Consists of fees for professional services rendered for the audit of the consolidated financial statements and the review of financial statements included in quarterly reports on Form 10-Q.

(2)	Consists of fees for professional services rendered for the preparation of income tax returns.
Policy on Pre-Approval of Audit and Permissible Non-Audit Services
     The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.
     In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Requests for services by the independent auditor for compliance with the auditor services policy must be specific as to the particular services to be provided.
     The request may be made with respect to either specific services or a type of service for predictable or recurring services.
     During the year ended December 31, 2008, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP
     The following table provides information as of March 24, 2009 about the persons known to FedFirst Financial to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

	Number of		Percent of Common
Name and Address	Shares Owned		Stock Outstanding (1)

FedFirst Financial Mutual Holding Company	3,636,875	(2)	57.4%
Donner at Sixth Street Monessen, Pennsylvania 15062 (724) 684-6800

Third Avenue Management LLC	490,036	(3)	7.7%
622 Third Avenue New York, NY 10017

(1)	Based on 6,336,775 shares of the Company’s common stock outstanding and entitled to vote as of March 24, 2009.

(2)	The members of the Board of Directors of FFMHC and FedFirst Financial also constitute the Board of Directors of First Federal.

(3)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2009.

     The following table provides information as of March 24, 2009 about the shares of FedFirst Financial common stock that may be considered to be beneficially owned by each director, each executive officer named in the summary compensation table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security, and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown. All directors and executive officers as a group own 4.3% of the Company’s outstanding shares. None of the individual directors or executive officers owns more than one percent of the Company’s outstanding shares based on 6,336,775 shares of the Company’s common stock outstanding and entitled to vote as of March 24, 2009.

			Options
	Common		Exercisable
Name	Stock(1)(2)		Within 60 Days	Total

Directors
Richard B. Boyer	25,817		6,000	31,817
Joseph U. Frye	20,000	(3)	5,000	25,000
John M. Kish	13,500		5,000	18,500
John J. LaCarte	30,500	(4)	5,000	35,500
John G. Robinson	28,228		24,000	52,228
David L. Wohleber	9,000		1,500	10,000
Named Executive Officer Who Is Not Also A Director
Patrick G. O’Brien	17,902	(5)	18,000	35,902
All directors and executive officers as a group (13 persons)	197,075		82,500	279,575

(1)	This column includes shares of unvested restricted stock held in trust as part of the 2006 Incentive Plan with respect to which individuals have voting but not investment power as follows: Mr. Boyer — 4,500 shares, Messrs. Frye, Kish and LaCarte — 3,000 shares, Mr. O’Brien — 9,000 shares, Mr. Robinson — 12,000 and Mr. Wohleber — 4,400 shares. All restricted stock awards vest in five equal annual installments commencing one year from the date of grant, which was July 24, 2007 and August 8, 2008 for Mr. Wohleber’s awards and August 8, 2006 for all other awards.

(2)	Includes shares allocated to the account of individuals under the Bank’s ESOP with respect to which individuals have voting but not investment power as follows: Mr. Boyer — 4,217 shares, Mr. O’Brien — 2,685, and Mr. Robinson — 2,951.

(3)	Includes 5,000 shares held in an individual retirement account of Mr. Frye’s spouse.

(4)	Includes 10,000 shares held by a corporation controlled by Mr. LaCarte.

(5)	Includes 1,049 shares held in trust in the Bank’s 401(k) Plan.
ITEMS TO BE VOTED ON BY STOCKHOLDERS
Item 1 — Election of Directors
     The Company’s Board of Directors consists of six members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors’ nominee for election this year, to serve for a three-year term or until his successor has been elected and qualified is Patrick G. O’Brien. Mr. O’Brien has been nominated to fill the seat being vacated by John G. Robinson, who is retiring as President and Chief Executive Officer following the annual meeting.

     Unless you indicate otherwise on the proxy card, the Board of Directors intends that the proxies solicited by it will be voted for the election of the Board’s nominee. If the nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve.
     The Board of Directors recommends a vote “FOR” the election of Patrick G. O’Brien.
     Information regarding the Board of Directors’ nominee and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of December 31, 2008. The indicated period of service as a director includes the period of service as a director of First Federal.
Board Nominees for Election of Directors
     The following director is a nominee for election for term ending in 2012:
     Patrick G. O’Brien was appointed to become President and Chief Executive Officer effective upon John G. Robinson’s retirement at the 2009 Annual Meeting. Mr. O’Brien has served as Executive Vice President and Chief Operating Officer of FedFirst Financial and First Federal since September 2005. Prior to working with FedFirst Financial, Mr. O’Brien served as Regional President and Senior Lender — Commercial Lending with WesBanco Bank, Inc., Washington, Pennsylvania, from March 2002 to August 2005. Before serving with WesBanco Bank, Mr. O’Brien was Senior Vice President of Commercial Lending with Wheeling National Bank from August 1999 to March 2002, and Vice President and District Manager (Retail Banking) at PNC from 1993 to 1999. Age 47.
Directors Continuing in Office
     The following directors have terms ending in 2010:
     Richard B. Boyer has been President of Exchange Underwriters, Inc. since 1989. In June 2002, First Federal purchased an 80% interest in Exchange Underwriters, Inc., which had previously been 100% owned by Mr. Boyer. Mr. Boyer has also served as Vice President-Insurance of First Federal since 2003. Age 50. Director since 2002.
     John M. Kish is a retired banker. Mr. Kish served as the Chairman and Chief Executive Officer of GA Financial, Inc. and its wholly-owned subsidiary, Great American Federal, from 1996 until May 2004. Age 63. Director since 2005.
     David L. Wohleber is a Certified Public Accountant and Executive Vice President of Eat’n Park Hospitality Group, Inc. He joined Eat’n Park in 1977 after serving as a senior audit manager with Price Waterhouse & Co. Age 65. Director since 2006.
     The following directors have terms ending in 2011:
     Joseph U. Frye has served as President of Frye Construction since 1969. Mr Frye is also the owner of FCI Associates. Age 67. Director since 1996.
     John J. LaCarte has been the President of Model Cleaners, Uniforms & Apparel LLC since 1992. Age 42. Director since 1998.

Item 2 — Ratification of the Independent Registered Public Accounting Firm
     Beard Miller Company LLP was the Company’s independent registered public accounting firm for the 2008 fiscal year. Edwards Sauer & Owens, P.C. was the Company’s independent registered public accounting firm for the year ended December 31, 2007. In connection with the merger of Edwards Sauer & Owens with Beard Miller Company LLP, Edwards Sauer & Owens resigned as the independent registered public accounting firm of the Company on January 1, 2008. On the same date, the Company engaged Beard Miller Company LLP as its successor independent registered public accounting firm. The engagement of Beard Miller Company LLP was approved by the Audit Committee of the Company’s Board of Directors.
     The reports of Edwards Sauer & Owens on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
     During the Company’s fiscal year ended December 31, 2007 and subsequent interim periods preceding the resignation of Edwards Sauer & Owens, there were no disagreements between the Company and Edwards Sauer & Owens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Edwards Sauer & Owens, would have caused Edwards Sauer & Owens to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s consolidated financial statements.
     During the Company’s fiscal year ended December 31, 2007 and subsequent interim periods preceding the engagement of Beard Miller Company LLP, the Company did not consult with Beard Miller Company LLP regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement with Edward Sauer & Owens on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.
     The Audit Committee of the Board of Directors has appointed Beard Miller Company LLP to be the Company’s independent auditors for the 2009 fiscal year, subject to ratification by stockholders. A representative of Beard Miller Company LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.
     If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee will consider other independent auditors.
     The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of independent auditors.

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the two other most highly compensated executive officers of the Company who served in such capacities at December 31, 2008. These three officers are referred to as the named executive officers in this proxy statement.

Name and Principal					Stock	Option	All Other
Position	Year	Salary		Bonus	Awards(1)	Awards(2)	Compensation		Total

John G. Robinson	2008	$184,000		$5,520	$40,440	$37,920	$12,822	(3)	$280,702
President and CEO	2007	184,000		—	40,440	37,920	16,055		278,415

Patrick G. O’Brien	2008	168,000		5,040	30,330	28,440	22,686	(4)	254,496
Executive Vice	2007	168,000		—	30,330	28,440	25,360		252,130
President

Richard B. Boyer	2008	212,428	(5)	—	15,165	9,480	47,550	(6)	284,623
Executive Vice	2007	186,897		—	15,165	9,480	15,031		226,573
President

(1)	These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) on outstanding restricted stock awards for each of the named executive officers. The amounts were calculated based upon the Company’s stock price of $10.11 on the date of grant. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.

(2)	These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) for outstanding stock option awards for each of the named executive officers. The grant date fair value for all options was $3.16. The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards. For further information on the assumptions used to compute the fair value, see Note 12 to the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-K. The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, there is no assurance that the value realized by an executive officer will be at or near the value estimated above.

(3)	Includes $7,581 in employer contributions to 401(k) Plan and $3,728 for value of shares allocated under the ESOP and $1,513 in perquisites.

(4)	Includes $6,922 in employer contributions to 401(k) Plan, $3,404 for value of shares allocated under the ESOP and $12,360 in perquisites.

(5)	Mr. Boyer’s salary, which includes commissions, was paid by Exchange Underwriters, Inc.

(6)	Includes $5,625 in employer contributions to 401(k) Plan, $4,179 for value of shares allocated under the First Federal Savings Bank ESOP, $29,723 in employer contributions under the Supplemental Retirement Plan and $8,023 in perquisites.
     Employment Agreements. FedFirst Financial and First Federal have entered into employment agreements with John G. Robinson and Patrick G. O’Brien. Exchange Underwriters has entered into an employment agreement with Richard B. Boyer. The employment agreements are intended to ensure that the Company and its subsidiaries will be able to maintain a stable and competent management base.
     The employment agreements with Mr. Robinson and Mr. O’Brien (referred to as the “executives” for the following discussion) provide for two-year terms subject to annual renewal by the Board of Directors. Mr. Robinson’s employment agreement was not renewed at its last anniversary in anticipation of his retirement. The agreements provide for base salaries of $184,000 and $168,000 for Mr. Robinson and Mr. O’Brien, respectively, subject to annual review by the Board. In addition to the base salaries, the agreements provide for, among other things, discretionary bonuses, participation in stock benefit plans and other fringe benefits applicable to executive personnel. All reasonable costs and legal fees paid or incurred by an executive in any dispute or question of interpretation relating to the employment agreement will be paid by FedFirst Financial if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that we will indemnify the executives to the fullest extent legally allowable.
     Effective June 1, 2008, Exchange Underwriters extended its employment agreement with Richard B. Boyer, Chief Operating Officer of Exchange Underwriters. The agreement provides for an initial two-year term subject to annual renewal by the Board of Directors. The agreement provides Mr. Boyer with a base salary of $160,000 per year, plus 25% of all first-year commissions generated by any salesperson of Exchange Underwriters from sales of new insurance policies and an annual bonus equal to 20% of the year-over-year growth in Exchange Underwriters’ annual audited net income. Mr. Boyer’s compensation may be reviewed by Exchange Underwriters in the event of a material change in his business responsibilities during the term of the agreement. In addition to cash compensation, Mr. Boyer is entitled to receive health and welfare benefits, including disability and life insurance, on an equivalent basis to senior officers of First Federal and is eligible to participate in First Federal’s employee stock ownership plan and retirement savings plan.
     See “Retirement Benefits” and “Other Potential Post-Termination Benefits” for a discussion of the benefits and payments Messrs. Robinson, O’Brien and Boyer may receive under their employment agreements upon retirement or termination of employment.
Outstanding Equity Awards at Fiscal Year-End
     The following table provides information concerning unexercised options, stock awards that have not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2008.

	Option Awards				Stock Awards
	Number of	Number of			Number of
	Securities	Securities			Shares or	Market Value
	Underlying	Underlying			Units of	of Shares or
	Unexercised	Unexercised	Option	Option	Stock That	Units of Stock
	Options	Options	Exercise	Expiration	Have Not	That Have Not
Name	Exercisable	Unexercisable(1)	Price	Date	Vested(2)	Vested(3)

John G. Robinson	24,000	36,000	$10.11	8/8/2016	12,000	$51,360
Patrick G. O’Brien	18,000	27,000	10.11	8/8/2016	9,000	38,520
Richard B. Boyer	6,000	9,000	10.11	8/8/2016	4,500	19,260

(1)	Stock options granted pursuant to the FedFirst Financial Corporation 2006 Equity Incentive Plan will vest in five equal annual installments commencing on August 8, 2007.

(2)	Stock awards granted pursuant to the FedFirst Financial Corporation 2006 Equity Incentive Plan will vest in five equal annual installments commencing on August 8, 2007.

(3)	Based upon the Company’s closing stock price of $4.28 on December 31, 2008.
Retirement Benefits
     Supplemental Executive Retirement Plan. First Federal has entered into an executive supplemental retirement arrangement with Mr. Boyer. Under the terms of Mr. Boyer’s agreement, normal retirement age is defined as age 55. If Mr. Boyer remains employed by First Federal until age 55, is terminated without cause (as defined in the agreement), or is terminated for just cause (as defined in the agreement), then, in either event, Mr. Boyer is entitled to receive the balance in his pre-retirement account as of the agreement’s normal retirement age in 15 equal annual installments commencing on the December 31st in the year in which he attains age 55. In addition, Mr. Boyer will be entitled to an annual index retirement benefit payable until his death. If Mr. Boyer terminates employment with First Federal prior to attaining age 55 (other than for just cause), Mr. Boyer will receive an annual benefit based on a formula of years of service and percentage of benefit starting with no benefit for less than one year of service and increasing at a rate of 20% for each year of service with 100% of the benefit earned after five years. If on or before the 20th anniversary of the date of Mr. Boyer’s agreement First Federal ceases to be adequately capitalized, First Federal will immediately pay Mr. Boyer the present value of all of the first 20 annual payments remaining to be made to him.
     Split Dollar Arrangement. First Federal has entered into a split dollar life insurance agreement with Mr. Boyer. This agreement provides Mr. Boyer with a cash payment in the event he dies while in service with us. Under the terms of the agreement, we are the owners of and pay all the premiums on the life insurance policy under which Mr. Boyer is insured. Under the agreement, upon Mr. Boyer’s death his designated beneficiary is entitled to $1,000,000 if he dies prior to age 65 and $500,000 if he dies after age 65. First Federal will be entitled to any remaining insurance proceeds. If Mr. Boyer terminates his employment prior to attaining his normal retirement age, his division of the insurance proceeds will be prorated based on his years of service with First Federal.
Other Potential Post-Termination Benefits
     Payments Made Upon Termination for Cause. Under their employment agreements, if Mr. Robinson, Mr. O’Brien or Mr. Boyer is terminated for cause (as defined in the agreements), the executive will receive his base salary through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided. Under Mr. Boyer’s SERP, if he is terminated for cause, as defined in the SERP, at any time, then all benefits under the SERP shall be forfeited.
     Payments Made Upon Termination for Reasons Other Than Cause. The employment agreements with Messrs. Robinson and O’Brien provide for termination for cause, as defined in the agreements, at any time. If FedFirst Financial chooses to terminate an executive for reasons other than for cause, or if an executive resigns after specified circumstances that would constitute constructive termination, he (or, if he dies, his beneficiary) would be entitled to receive an amount equal to the remaining base salary payments due for the remaining term of the executive’s agreement. FedFirst Financial would also continue and/or pay for the executive’s health and dental coverage for the remaining term of the agreement.
     Mr. Boyer’s employment agreement may be terminated by Exchange Underwriters with cause, as defined in the agreement, at any time. The agreement may also be terminated by FedFirst Financial without cause (as defined in the agreement) and by Mr. Boyer with at least 60 days written notice to Exchange Underwriters. In the event the agreement is terminated without cause, Mr. Boyer will be entitled to his base salary at the rate in effect upon his termination and average monthly commissions (as defined in the agreement) for the then-remaining term of the agreement. Mr. Boyer also shall be eligible for group-term life insurance, health and dental insurance, short- and long- term group disability insurance, and to participate in the Bank’s employee stock ownership plan and retirement savings plan for the remainder of the employment period. The agreement also restricts Mr. Boyer’s ability to compete in the market place for a period commencing on the effective date of the agreement and ending two years after the date in which Mr. Boyer ceases to be employed by Exchange Underwriters, unless Mr. Boyer is terminated without cause.
     Payments Made Upon Disability. Under Mr. Boyer’s employment agreement, if he is terminated for cause as a result of disability, Mr. Boyer would be entitled to monthly disability payments, each in an amount equal to sixty percent (60%) of his monthly rate of base salary in effect as of the date of his termination of employment due to disability and average monthly commissions (as defined in the agreement). Under the agreement the disability payments will end on the earlier of: (A) the date he returns to full-time employment with Exchange Underwriters in the same capacity as he was employed prior to his termination for disability; (B) his death; (C) his attainment of age 65; or (D) the date the then-current term of the agreement would have expired.
     Payments Made Upon Death. Upon termination due to death, outstanding stock options granted pursuant to our 2006 Equity Incentive Plan automatically vest and remain exercisable until the earlier of one year from the date of death or the expiration date of the stock options. Restricted stock awards granted to these officers under the plan also vest in full upon death.
     Payments Made Upon a Change in Control. The employment agreements with Messrs. Robinson, O’Brien and Boyer provide that if voluntary (upon circumstances discussed in the agreement) or involuntary termination follows a change in control of FedFirst Financial or First Federal, the executive would be entitled to a severance payment equal to three times his annual base salary, and average yearly commission in the case of Mr. Boyer, in effect at the time of the change in control plus the continuation of health and dental benefits for a period not exceeding three years. Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times the individual’s “base amount” (defined as average annual taxable compensation over the five preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. The employment agreements with Mr. Robinson, Mr. O’Brien and Mr. Boyer provide that if the total value of the benefits provided and payments made to him in connection with a change in control, either under their employment agreement alone or together with other payments and benefits that they have the right to receive from the Company and the Bank, exceed three times their respective base amount (“280G Limit”), their severance payment will be reduced or revised so that the aggregate payments do not exceed his 280G Limit.
     Under the terms of our employee stock ownership plan, upon a change in control (as defined in the plan), the plan will terminate and the plan trustee will repay in full any outstanding acquisition loan. After repayment of the acquisition loan, all remaining shares of our stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of our stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by us on the date immediately preceding the effective date of the change in control. The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred. Payments under our employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive’s 280G Limit.
     In the event of a change in control of FedFirst Financial outstanding stock options granted pursuant to our 2006 Equity Incentive Plan automatically vest and, if the option holder is terminated other than for cause within 12 months of the change in control, will remain exercisable until the expiration date of the stock options. Restricted stock awards granted to these officers under the plan also vest in full upon a change in control. The value of the accelerated options and restricted stock grants count towards the executive’s 280G Limit.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.
     Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in FedFirst Financial common stock during the year ended December 31, 2008.
Transactions with Related Persons
     The Sarbanes-Oxley Act of 2002 generally prohibits loans by FedFirst Financial to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by First Federal to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. First Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit First Federal to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.
     From time to time, First Federal makes loans and extensions of credit to its executive officers and directors. The outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to First Federal, and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2008, all such loans were performing to their original terms.
SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS
     The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 10, 2009. If next year’s annual meeting is held on a date more than 30 calendar days from May 21, 2010, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.
     The Company’s bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 30 days prior to the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the bylaws may be obtained from the Company.
STOCKHOLDER COMMUNICATIONS
     The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee at FedFirst Financial Corporation c/o Corporate Secretary, Donner at Sixth Street, Monessen, Pennsylvania 15062 or by leaving a message at (724) 684-6800. Other communications to the Board of Directors and/or individual directors may be made in writing to the Chairman of the Nominating/Corporate Governance Committee or to the intended individual director at FedFirst Financial Corporation c/o Corporate Secretary, at the address listed above or by leaving a message at (724) 684-6800.
MISCELLANEOUS
     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of FedFirst Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.
     The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on March 24, 2009. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.
     A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2008, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on March 24, 2009 upon written request to Patrick G. O’Brien, Corporate Secretary, FedFirst Financial Corporation, Donner at Sixth Street, Monessen, Pennsylvania 15062.
     If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one Annual Report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate Annual Report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and proxy statement, you can request householding by contacting your broker or other holder of record.
     Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

Monessen, Pennsylvania April 8, 2009	Patrick G. O’Brien Corporate Secretary

FEDFIRST FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Messrs. Richard B. Boyer, John M. Kish, and David L. Wohleber each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 21, 2009, at 10:00 a.m., local time, at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as director of the nominee listed (except as marked to the contrary below).

Patrick G. O’Brien

	FOR	VOTE WITHHELD	FOR ALL EXCEPT
	☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Beard Miller Company LLP as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2009.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

     This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date

Signature of Stockholder

Date

Signature of Stockholder

Dear ESOP Participant:
     On behalf of the Board of Directors of FedFirst Financial Corporation (the “Company”), I am forwarding you the attached blue vote authorization form provided for the purpose of conveying your voting instructions to MG Trust Co. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of FedFirst Financial Corporation to be held on May 21, 2009. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of FedFirst Financial Corporation and a copy of the Company’s Annual Report to Stockholders.
     As a participant in the First Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of March 24, 2009, the record date for the Annual Meeting. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 14, 2009. If you do not direct the Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.
     Please complete, sign and return the enclosed blue vote authorization form in the postage paid envelope provided.
Sincerely,

John G. Robinson
President and Chief Executive Officer

VOTE AUTHORIZATION FORM
     I understand that MG Trust Co. (the “ESOP Trustee”), is the holder of record and custodian of all shares of FedFirst Financial Corporation (the “Company”) common stock under the First Federal Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, on May 21, 2009.
     You are to vote my shares as follows:
1.	The election as director of the nominee listed (except as marked to the contrary below).
Patrick G. O’Brien

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Beard Miller Company LLP as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.
     The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

Date	Signature
Please date, sign and return this form in the enclosed postage-paid envelope no later than May 14, 2009.

Dear 401(k) Plan Participant:
     On behalf of the Board of Directors of FedFirst Financial Corporation (the “Company”), I am forwarding you the attached green vote authorization form provided for the purpose of conveying your voting instructions to MG Trust Co. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of FedFirst Financial Corporation to be held on May 21, 2009. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of FedFirst Financial Corporation and a copy of the Company’s Annual Report to Stockholders.
     As a holder of FedFirst Financial Corporation common stock (“Common Stock”) under the First Federal Savings Bank Retirement Plan (the “401(k) Plan”), you are entitled to direct the Trustee how to vote the shares of Common Stock credited to your account as of March 24, 2009, the record date for the Annual Meeting. If the Trustee does not receive your instructions by May 14, 2009, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) Plan participants.
     Please complete, sign and return the enclosed green vote authorization form in the postage paid envelope provided.
Sincerely,

John G. Robinson
President and Chief Executive Officer

VOTE AUTHORIZATION FORM
     I understand that MG Trust Co. (the “Trustee”) is the holder of record and custodian of all shares of FedFirst Financial Corporation (the “Company”) common stock credited to me under the First Federal Savings Bank Retirement Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, on May 21, 2009.
     You are to vote my shares as follows:
1.	The election as director of the nominee listed (except as marked to the contrary below).
Patrick G. O’Brien

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Beard Miller Company LLP as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.
     The Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above.

Date	Signature
Please date, sign and return this form in the enclosed postage-paid envelope no later than May 14, 2009.

Dear Stock Award Recipient:
     On behalf of the Board of Directors of FedFirst Financial Corporation (the “Company”), I am forwarding you the attached yellow vote authorization form provided for the purpose of conveying your voting instructions to MG Trust Co. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of FedFirst Financial Corporation to be held on May 21, 2009. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of FedFirst Financial Corporation and a copy of the Company’s Annual Report to Stockholders.
     You are entitled to vote all shares of restricted Company common stock awarded to you under the FedFirst Financial Corporation 2006 Equity Incentive Plan (“Incentive Plan”) that are unvested as of March 24, 2009, the record date for the Annual Meeting. The Trustee will vote these shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients. To direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached yellow vote authorization form and return it in the enclosed postage-paid envelope no later than May 14, 2009.
Sincerely,

John G. Robinson
President and Chief Executive Officer

VOTE AUTHORIZATION FORM
     I understand that MG Trust Co. (the “Trustee”) is the holder of record and custodian of all unvested restricted shares FedFirst Financial Corporation (the “Company”) common stock awarded to me under the FedFirst Financial Corporation 2006 Equity Incentive Plan (“Incentive Plan”). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, on May 21, 2009.
     You are to vote my shares as follows:
1.	The election as director of the nominee listed (except as marked to the contrary below).
Patrick G. O’Brien

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Beard Miller Company LLP as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.
     The Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above.

Date	Signature
Please date, sign and return this form in the enclosed postage-paid envelope no later than May 14, 2009.